AMENDMENT NO. 3 TO LEASE
THIS AMENDMENT NO. 3 TO LEASE (this “Amendment”) is made and entered into as of the 8th day of April, 2009 by and between Landlord and Tenant named below:

LANDLORD:	WE 2 Church Street South LLC c/o Winstanley Enterprises LLC 150 Baker Avenue Extension, Suite 303 Concord, Massachusetts 01742
TENANT:	JS Genetics, LLC 2 Church Street South New Haven, Connecticut
BUILDING:	2 Church Street South New Haven, CT 06519

WHEREAS, Landlord, and Tenant executed a lease dated as of June 28, 2006 (the “Lease”), by which Tenant leased approximately 429 rentable square feet of the Building known as Suite B-05B (the “Premises”); and
WHEREAS, the Lease was subsequently amended by Amendment No. 1 to Lease between Landlord and Tenant dated as of September 18, 2007 by which the term of the Lease was extended and Tenant leased an additional 938 rentable square feet of space known as Suite B-5, making the aggregate rentable square footage of the Premises 1,367 rentable square feet; and
WHEREAS, the Lease was subsequently amended by Amendment No. 2 to Lease between Landlord and Tenant dated as of August 29, 2008 by which the Base Rent was increased and the Term of the Lease was extended; and
WHEREAS, Landlord and Tenant have agreed to increase the Base Rent per rentable square foot and extend the Term of the Lease and otherwise modify the Lease on the terms and conditions set forth below.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby agree as follows:
1.Capitalized terms used but not defined herein shall have the meaning ascribed to each in the Lease.

2.The Term of the Lease is hereby extended on the same terms and conditions set forth therein, as modified herein, until September 30, 2010.

3.The Base Rent for the renewal year, October 1, 2009 through September 30, 2010 shall remain at $23.00 per rentable square foot.

4.Landlord and Tenant represent and warrant to the other that each has full authority to enter into this Amendment No. 3 to Lease and further agree to hold harmless, defend, and indemnify the other from any loss, costs (including reasonable attorneys’ fees), damages, or claim arising from any lack of such authority.

5.Tenant takes the Premises for the extended term “as is”.

6.As modified herein, the Lease is hereby ratified and confirmed and shall remain in full force and effect.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK - SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the LANDLORD and TENANT have signed this Amendment No. 3 to Lease as of the day and year first above written.
LANDLORD:

WE 2 CHURCH STREET SOUTH LLC

By:    WE Church Manager LLC
Its Manager
/s/ Deborah A. Sweeney
Witness    Deborah A. Sweeney
By:    Winstanley Enterprises LLC
Its Manager

/s/ Pamela M D’Ambrosio        By:    /s/ Carter J. Winstanley
Witness Pamela M D’Ambrosio            Carter J. Winstanley
A Manager

TENANT:
JS GENETICS, LLC

Witness
/s/ Alidad Mireskandari
Name: Alidad Mireskandari
Its: President, CEO
Witness

[Signature page to Amendment No. 3 to Lease by and between
WE 2 Church Street South LLC and JS Genetics, LLC]

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